Exhibit 10.1

Support Agreement

This Support Agreement (this “Agreement”), dated as of March 15, 2018, is entered into between the undersigned shareholder (“Shareholder”) of Edgewater Technology, Inc., a corporation incorporated under the laws of Delaware (the “U.S. Merger Partner”); Alithya Group Inc., a corporation incorporated under the laws of Québec (the “Company”); and U.S. Merger Partner.

RECITALS

A.

The Company and U.S. Merger Partner intend to enter into an arrangement agreement (the “Arrangement Agreement”) dated the date of this Agreement with 9374-8572 Quebec Inc., a corporation existing under the laws of Québec (“CanCo Parent”), and CanCo Parent’s wholly-owned subsidiary, 9374-8572 Delaware Inc., a corporation existing under the laws of Delaware (“U.S. Merger Sub”).

B.

Under the terms of the Arrangement Agreement, CanCo Parent proposes to (i) acquire from the Company’s shareholders all of the outstanding shares of the Company, and (ii) cause U.S. Merger Sub to merge with and into U.S. Merger Partner, with U.S. Merger Partner being the surviving corporation and becoming a wholly-owned subsidiary of CanCo Parent (the “Merger”), the whole on the terms and subject to the conditions set forth in the Arrangement Agreement.

C.

The Shareholder is the registered and/or direct or indirect beneficial owner of, or exercises control or direction over (i) stock in U.S. Merger Partner (such stock being referred to in this Agreement as the “Subject Shares”) and (ii) the other securities (“Subject Securities”) of U.S. Merger Partner, if any, in each case, as set forth below the Shareholder’s signature on the signature page of this Agreement; and

D.

As a condition to the willingness of the Company and U.S. Merger Partner to enter into the Arrangement Agreement and incur the obligations set forth in the Arrangement Agreement, the Company and U.S. Merger Partner have required that the Shareholder enter into this Agreement.

In consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Definitions and Interpretive Provisions

In this Agreement:

(a) all terms used and not defined in this Agreement that are defined in the Arrangement Agreement have the meaning given in the Arrangement Agreement;

(b) the insertion of headings and the division of this Agreement into Sections are for convenience of reference only and shall not affect in any way the meanings and interpretation of this Agreement;

(c) unless the contrary intention appears, words importing the singular include the plural and vice versa and words importing genders shall include all genders;

(d) if the date on which any action is required to be taken by a party to this Agreement is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place;

(e) references to the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation” whether or not they are followed by those words or words of like import;

(f) references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms of such amendment, modification or supplementation;

(g) any reference to a person includes the heirs, administrators, executors, legal personal representatives, predecessors, successors and permitted assigns of that person; and

(h) references to a particular statute or Law shall be to such statute or Law and the rules, regulations and published policies made thereunder, as now in effect and as they may be promulgated thereunder or amended from time to time.

2.	Representations and Warranties of the Shareholder.

The Shareholder represents and warrants to the Company and U.S. Merger Partner as follows as at the date of this Agreement and immediately prior to the time at which the Subject Shares are acquired pursuant to the Arrangement Agreement and acknowledges that the Company and U.S. Merger Partner are relying upon such representations and warranties in connection with the matters contemplated by this Agreement:

(a) Organization and Authority and Capacity. If the Shareholder is not an individual: (i) the Shareholder is a corporation or entity incorporated or organized, as applicable, and existing under the laws of its jurisdiction of incorporation, organization or formation; (ii) the execution and delivery of this Agreement by the Shareholder and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Shareholder are necessary to authorize this Agreement or the transactions contemplated by this Agreement; and (iii) the Shareholder has the corporate power and capacity to enter into this Agreement and to carry out all of its obligations hereunder. If the Shareholder is an individual, the Shareholder is of the age of majority and has the capacity to enter into and execute this Agreement and to observe and perform its covenants and obligations hereunder.

(b) Execution and Binding Obligation. This Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding agreement of the Shareholder enforceable against it in accordance with its terms subject only to any limitation on bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies such as specific performance and injunction.

(c) Non-Contravention. The execution, delivery and performance by the Shareholder of its obligations under this Agreement and the completion of the transactions contemplated by this Agreement do not and will not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) contravene, conflict with, or result in the violation of: (i) the articles, by-laws or other constating documents of the Shareholder (as applicable); (ii) any other agreement or instrument to which the Shareholder is a party or by which the Shareholder or any of the Shareholder’s property or assets is bound; and (iii) any applicable Laws.

(d) Ownership of Subject Shares and Subject Securities. The Shareholder is the legal and beneficial owner of, or the beneficial owner exercising control or direction over, all of the Subject Shares and the Subject Securities, free and clear of any Liens. The Subject Shares and the Subject Securities are the only securities of U.S. Merger Partner owned, directly or indirectly, or over which control or direction is exercised by the Shareholder. The Shareholder has sufficient dispositive power and the voting power over the Subject Shares to agree to the matters set forth in this Agreement with respect to the Subject Shares and the Subject Securities. None of the Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting thereof, except as contemplated by this Agreement. Except for the Subject Securities, the Shareholder has no agreement or option or right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase or acquisition or transfer to the Shareholder of additional securities of U.S. Merger Partner. No Person has any agreement or option, or any right or privilege (whether by Law, pre-emptive or contractual), capable of becoming an agreement or option for the purchase, acquisition or transfer from the Shareholder of any of the Subject Shares or the Subject Securities except pursuant to this Agreement and, in the case of the Subject Securities, as expressly provided in the terms of U.S. Merger Partner plans governing such securities.

(e) Litigation. There is no claim, action, lawsuit, arbitration, mediation or other proceeding pending or, to the knowledge of the Shareholder, threatened against the Shareholder that would reasonably be expected to have an adverse impact on the validity of this Agreement or any action taken or to be taken by the Shareholder in connection with this Agreement.

3.	Representations and Warranties of the Company and U.S. Merger Partner.

(a) The Company represents and warrants to the Shareholder as follows as at the date of this Agreement and immediately prior to the time at which the Subject Shares are acquired pursuant to the Arrangement Agreement and acknowledges that the Shareholder is relying upon such representations and warranties in connection with the matters contemplated by this Agreement: (i) the Company is a corporation incorporated and existing under the laws of its jurisdiction of incorporation and has the corporate power and capacity to enter into and perform its obligations under this Agreement; the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the transactions contemplated by this Agreement;

and (iii) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against it in accordance with its terms subject only to any limitation on bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies, such as specific performance and injunction.

(b) U.S. Merger Partner represents and warrants to the Shareholder as follows as at the date of this Agreement and immediately prior to the time at which the Subject Shares are acquired pursuant to the Arrangement Agreement and acknowledges that the Shareholder is relying upon such representations and warranties in connection with the matters contemplated by this Agreement: (i) U.S. Merger Partner is a corporation incorporated and existing under the laws of its jurisdiction of incorporation and has the corporate power and capacity to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by U.S. Merger Partner and the consummation by it of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of U.S. Merger Partner are necessary to authorize this Agreement or the transactions contemplated by this Agreement. (ii) This Agreement has been duly executed and delivered by U.S. Merger Partner and constitutes a legal, valid and binding agreement of U.S. Merger Partner enforceable against it in accordance with its terms subject only to any limitation on bankruptcy, insolvency or other Laws affecting the enforcement of creditors’ rights generally and the discretion that a court may exercise in the granting of equitable remedies, such as specific performance and injunction

4.	Covenants of the Shareholder.

The Shareholder covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms, unless otherwise required or expressly permitted by this Agreement:

(a) Agreement to Vote in Favour. At any meeting of security holders of U.S. Merger Partner called to vote upon the Arrangement (including the U.S. Merger Partner Meeting) or any of the other transactions contemplated by the Arrangement Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Arrangement Agreement is sought, the Shareholder shall cause its Subject Shares and Subject Securities (which have a right to vote at such meeting) to be counted as present (in person or by proxy) for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Shares and Subject Securities (which have a right to vote at such meeting): (i) in favour of the approval of the Arrangement and each of the other transactions contemplated by the Arrangement Agreement and (ii) in favour of any other matter necessary for the consummation of the Arrangement or any other transaction contemplated by the Arrangement Agreement.

(b) Agreement to Vote Against. At any meeting of security holders of U.S. Merger Partner (including the U.S. Merger Partner Meeting) or at any adjournment or postponement thereof or in any other circumstance upon which a vote, consent or other approval of all or some of the security holders of U.S. Merger Partner is sought (including by written consent in lieu of a meeting), the Shareholder shall cause its Subject Shares and Subject Securities (which have a right to vote at such meeting) to be counted as present (in person or by proxy) for purposes of establishing quorum and shall vote (or cause to be voted) its Subject Shares and Subject Securities (which have a right to vote at such meeting) against: (i) any U.S. Merger Partner Acquisition Proposal other than the Arrangement and (ii) any action, proposal, transaction or agreement that could reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of U.S. Merger Partner under the Arrangement Agreement or of the Shareholder under this Agreement or (B) impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Arrangement or the fulfillment of U.S. Merger Partner’s or the Company’s conditions under the Arrangement Agreement or change in any manner the voting rights of any class of shares of U.S. Merger Partner (including any amendments to U.S. Merger Partner articles or by-laws).

(c) Restriction on Transfer. The Shareholder agrees not to directly or indirectly: (i) sell, transfer, assign, gift-over, grant a participation interest in, option, pledge, hypothecate, grant a security interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement with respect to the Transfer of, any of its Subject Shares or Subject Securities to any person other than pursuant to the Arrangement Agreement or (ii) grant any proxies or power of attorney, deposit any of its Subject Shares or Subject Securities into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any of its Subject Shares or Subject Securities.

(d) Additional Subject Shares and Subject Securities. The Shareholder: (i) agrees promptly to notify U.S. Merger Partner of any new Subject Shares or Subject Securities acquired by the Shareholder after the execution of this Agreement and (ii) acknowledges that any such new Subject Shares or Subject Securities will be subject to the terms of this Agreement as though owned by the Shareholder on the date of this Agreement.

(e) Delivery of Proxy. The Shareholder agrees that it will, on or before the tenth Business Day prior to the U.S. Merger Partner Meeting: (i) with respect to any Subject Shares (and any other Subject Securities entitled to vote) that are registered in the name of the Shareholder, the Shareholder shall deliver or cause to be delivered, in accordance with the instructions set out in the Circular, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote in favour of the approval of the Arrangement the other transactions contemplated by the Arrangement Agreement and (ii) with respect to any Subject Shares (and any other Subject Securities entitled to vote) that are beneficially owned by the Shareholder but not registered in the name of the Shareholder, the Shareholder shall deliver or cause to be delivered voting instructions to the intermediary through which the Shareholder holds its beneficial interest in the Shareholder’s Subject Shares (and any other Subject Securities entitled to vote) instructing that the Shareholder’s Subject Shares (and any other Subject Securities entitled to vote) be voted in favour of the approval of the Arrangement and each of the other transactions contemplated by the Arrangement Agreement. Such proxy or proxies shall name those individuals as may be designated by U.S. Merger Partner in the Circular and such proxy or proxies or voting instructions shall not be revoked, withdrawn or modified without the prior written consent of U.S. Merger Partner.

(f) Non-Solicitation. If the Shareholder is a Representative as such term is defined in the Arrangement Agreement, the Shareholder hereby acknowledges and agrees to comply with the terms of Section 6.3 of the Arrangement Agreement.

(g) Other Covenants. The Shareholder hereby:

(i) agrees not to exercise any dissent rights with respect to the Arrangement;

(ii) consents to: (A) details of, or a summary of, this Agreement being set out in any news release, information circular and court documents or other public disclosure produced by the Company or U.S. Merger Partner in connection with the transactions contemplated by this Agreement and the Arrangement Agreement and (B) this Agreement being made publicly available; and

(iii) acknowledges and agrees that a summary of the negotiations leading to the execution and delivery of this Agreement may appear in the Circular, Prospectus/Proxy Statement and in any other public disclosure document required by any applicable Laws and further agrees that it will, as promptly as practicable, notify U.S. Merger Partner of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure documents if and to the extent that the Shareholder becomes aware that any such information shall have become false or misleading in any material respect.

(h) Binding Agreement Not to Sell. The Shareholder agrees to sign a binding lock-up agreement not to sell its CanCo Parent Shares as provided under Section 8.1(e) of the Arrangement Agreement.

5.	Termination

(a) This Agreement shall terminate upon the earliest to occur of:

(i) the written agreement of U.S. Merger Partner and the Shareholder;

(ii) the Effective Time;

(iii) the termination of the Arrangement Agreement in accordance with its terms; and

(iv) the entry into, without the prior written consent of the Shareholder, of any amendment to the Arrangement Agreement or other document providing for any decrease in or change in composition of the consideration to which the Shareholder will be entitled to receive under the Arrangement Agreement, as now in effect, upon completion of the Arrangement.

(b) This Agreement may be terminated by U.S. Merger Partner (provided, however, that U.S. Merger Partner shall not be entitled to terminate this Agreement in any situation where U.S. Merger Partner is in material breach or non-compliance with any of its covenants, obligations, representations or warranties under this Agreement) by written notice to the Shareholder if:

(i) the Shareholder has not complied in all material respects with his or her covenants to U.S. Merger Partner contained herein and such default has or may reasonably be expected to have an adverse effect on the consummation of the Arrangement;

(ii) any of the representations and warranties of the Shareholder contained herein is untrue or inaccurate in any material respect; or

(iii) the Company has not complied in all material respects with its covenants to U.S. Merger Partner under the Arrangement Agreement.

6.	No Agreement as Director or Officer.

U.S. Merger Partner acknowledges that the Shareholder is bound hereunder solely in its capacity as a security holder of U.S. Merger Partner and, if the Shareholder is a director or officer of U.S. Merger Partner, that the provisions hereof shall not be deemed or interpreted to bind the Shareholder in his or her capacity as a director or officer of U.S. Merger Partner. Nothing in this Agreement shall: (a) limit or affect any actions or omissions taken by the Shareholder in his or her capacity as a director or officer of U.S. Merger Partner, including in exercising rights under the Arrangement Agreement and no such actions or omissions shall be deemed a breach of this Agreement or (b) be construed to prohibit, limit or restrict the Shareholder from fulfilling his or her fiduciary duties as a director or officer of U.S. Merger Partner.

7.	Injunctive Relief.

The parties to this Agreement acknowledge and agree that irreparable harm would occur for which monetary damages would not be an adequate remedy at Law if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties to this Agreement shall be entitled to injunctive and other equitable relief to prevent breaches or threatened breaches of this Agreement and to ensure compliance with the terms of this Agreement, without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. These remedies are cumulative and in addition to any other rights or remedies available at Law or in equity.

8.	Entire Agreement

This Agreement constitutes the entire agreement between parties to this Agreement with respect to the transactions contemplated by this Agreement and supersedes all prior agreements, understandings and negotiations, whether oral or written, of the parties to this Agreement.

9.	Amendment and Waiver.

This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the parties to this Agreement. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

10.	Notices.

All notices and communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by email, or as of the following Business Day if sent by prepaid overnight courier, to the parties to this Agreement at the following addresses (or at such other addresses as shall be specified by either party by notice to the other given in accordance with these provisions):

If to Company:

Alithya Group Inc.

700, De la Gauchetière Street West, Suite 2400

Montréal (Québec) H3B 5M2

Attention:       Marc Cantin

Facsimile No.: 514-221-2204

E-mail:           marc.cantin@alithya.com

with a copy (which will not constitute notice) to:

Osler, Hoskin & Harcourt LLP

1000 De La Gauchetière Street West, Suite 2100

Montreal, QC

H3B 4W5

Attention:        Shahir Guindi

Facsimile No.: (514) 904-8101

E-mail:           sguindi@osler.com

If to U.S. Merger Partner:

Attention:       Timothy R. Oakes, Chief Financial Officer

Facsimile No.: 781-246-9301

E-mail:           toakes@edgewater.com

with a copy (which will not constitute notice) to:

McDonald Hopkins LLC

600 Superior Avenue, East, Suite 2100

Cleveland, OH 44114

Attention:       Patrick J. Berry

Facsimile No.: (216) 348-5474

E-mail:           pberry@mcdonaldhopkins.com

If to the Shareholder, to the address or facsimile number or email address set forth for Shareholder on the signature page of this Agreement.

11.	Miscellaneous

(a) This Agreement shall be governed by and construed in accordance with the laws of Delaware.

(b) Each of the parties to this Agreement irrevocably attorns and submits to the non-exclusive jurisdiction of the courts of Delaware in respect of all matters arising under and in relation to this Agreement and waives, to the fullest extent possible, the defence of an inconvenient forum or any similar defence to the maintenance of proceedings in such courts.

(c) If any term or provision of this Agreement is determined to be illegal, invalid or incapable of being enforced by any court of competent jurisdiction, that term or provision will be severed from this Agreement and the remaining terms and provisions shall remain in full force and effect. Upon such determination that any term or provision of this Agreement is invalid, illegal or incapable of being enforced, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.

(d) Each party to this Agreement shall, from time to time and at all times hereafter, at the request of the other party to this Agreement, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

(e) Time shall be of the essence in this Agreement.

(f) Each of the Shareholder and U.S. Merger Partner will pay its own expenses (including the fees and disbursements of legal counsel and other advisers) incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated by this Agreement.

(g) This Agreement shall be binding upon and enure to the benefit of the parties to this Agreement and their successors and permitted assigns. Neither party to this Agreement may assign its rights or obligations under this Agreement without the prior written consent of the other party to this Agreement. No assignment shall relieve the assigning party of any of its obligations hereunder.

(h) This Agreement may be executed by facsimile or other electronic signature and in counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim
Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

ANCORA ADVISORS LLC

By:	/s/ Fred DiSanto
Name:	Fred DiSanto
Title:	Chairman and CEO
Number of Subject Shares owned as of the date of this Agreement: 1,476,620
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 0

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Number of Subject Shares owned as of the date of this Agreement: 50,000
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 0

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Stephen Bova
Name:	Stephen Bova
Number of Subject Shares owned as of the date of this Agreement: 26,782
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 25,400

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Matthew Carpenter
Name:	Matthew Carpenter
Number of Subject Shares owned as of the date of this Agreement: 11,060
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 25,400

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Christopher Churchill
Name:	Christopher Churchill
Number of Subject Shares owned as of the date of this Agreement: 3,725
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 53,701

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Frederick DiSanto
Name:	Frederick DiSanto
Number of Subject Shares owned as of the date of this Agreement: 68,401
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 25,400

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Russell Smith
Name:	Russell Smith
Number of Subject Shares owned as of the date of this Agreement: 51,162
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 175,000

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Timothy Whelan
Name:	Timothy Whelan
Number of Subject Shares owned as of the date of this Agreement: 11,307
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 25,400

Address:	XXXXX
Email:	XXXXX

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first written above.

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey L. Rutherford
Name:	Jeffrey L. Rutherford
Title:	Chairman, Interim President and Interim Chief Executive Officer

ALITHYA GROUP INC.

By:	/s/ Paul Raymond
Name:	Paul Raymond
Title:	President and Chief Executive Officer

SHAREHOLDER

By:	/s/ Kurtis J. Wolf
Name:	Kurtis J. Wolf
Number of Subject Shares owned as of the date of this Agreement: 113,451
Number of U.S. Merger Partner Options owned as of the date of this Agreement: 25,400

Address:	XXXXX
Email:	XXXXX